Stone Harbor Emerging Markets Debt Fund	Statement of Investments
August 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 68.86%
Angola - 1.92%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	13,867,077	$13,901,744	(1)
	USD	6M US L + 4.50%	12/07/23	2,275,000	2,263,625	(1)
	USD	6.93%	02/19/27	6,089,286	5,739,152
	USD	9.38%	05/08/48	5,991,000	6,371,998	(2)
					28,276,519

Argentina - 2.81%
Republic of Argentina:
	USD	0.50%	07/09/30	91,094,980	35,549,816	(3)
	USD	1.13%	07/09/46	16,477,974	5,783,769	(3)
					41,333,585

Armenia - 0.13%
Republic of Armenia	USD	3.60%	02/02/31	2,074,000	1,980,349	(4)

Bahamas - 0.23%
Commonwealth of Bahamas:
	USD	6.00%	11/21/28	672,000	659,499	(2)
	USD	8.95%	10/15/32	2,459,000	2,687,583	(4)
					3,347,082

Bahrain - 2.43%
Kingdom of Bahrain:
	USD	7.00%	10/12/28	2,521,000	2,785,705	(4)
	USD	6.75%	09/20/29	3,538,000	3,850,308	(4)
	USD	7.38%	05/14/30	4,915,000	5,481,134	(2)
	USD	5.63%	09/30/31	5,474,000	5,480,008	(4)
	USD	5.63%	09/30/31	1,091,000	1,092,197	(2)
	USD	5.45%	09/16/32	7,352,000	7,232,530	(4)
	USD	5.25%	01/25/33	9,492,000	9,171,645	(4)
	USD	6.00%	09/19/44	765,000	718,643	(2)
					35,812,170

Belarus - 1.53%
Development Bank Belarus	USD	6.75%	05/02/24	5,984,000	5,595,040	(2)
Republic of Belarus:
	USD	5.88%	02/24/26	6,324,000	5,906,616	(2)
	USD	7.63%	06/29/27	275,000	269,087	(4)
	USD	7.63%	06/29/27	1,811,000	1,772,064	(2)
	USD	6.20%	02/28/30	420,000	368,130	(4)
	USD	6.20%	02/28/30	4,189,000	3,671,658	(2)
	USD	6.38%	02/24/31	1,100,000	964,150	(4)
	USD	6.38%	02/24/31	4,500,000	3,944,250	(2)
					22,490,995

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Brazil - 2.35%
Fed Republic of Brazil:
	USD	6.00%	04/07/26	1,713,000	$2,000,249
	USD	4.63%	01/13/28	1,147,000	1,239,924
	USD	3.88%	06/12/30	16,107,000	16,206,259
	USD	5.63%	02/21/47	2,414,000	2,580,657
State of Minas Gerais:
	USD	5.33%	02/15/28	1,295,700	1,401,115	(4)
	USD	5.33%	02/15/28	10,365,600	11,208,919	(2)
					34,637,123

Cameroon - 0.09%
Republic of Cameroon	EUR	5.95%	07/07/32	1,100,000	1,299,839	(4)

Chile - 1.23%
Republic of Chile:
	USD	2.55%	07/27/33	3,442,000	3,516,863
	USD	3.86%	06/21/47	5,289,000	6,005,607
	USD	3.50%	01/25/50	7,991,000	8,579,018
					18,101,488

Colombia - 3.98%
Republic of Colombia:
	USD	8.13%	05/21/24	2,703,000	3,161,942
	USD	3.00%	01/30/30	7,591,000	7,444,361
	USD	3.13%	04/15/31	14,043,000	13,740,795
	USD	3.25%	04/22/32	1,744,000	1,705,632
	USD	7.38%	09/18/37	1,304,000	1,690,091
	USD	6.13%	01/18/41	4,466,000	5,222,295
	USD	4.13%	02/22/42	1,870,000	1,799,875
	USD	5.00%	06/15/45	9,151,000	9,594,595
	USD	5.20%	05/15/49	2,392,000	2,568,536
	USD	3.88%	02/15/61	13,349,000	11,706,372
					58,634,494

Costa Rica - 0.76%
Costa Rica Government:
	USD	4.38%	04/30/25	1,800,000	1,869,453	(2)
	USD	5.63%	04/30/43	195,000	182,179	(4)
	USD	7.00%	04/04/44	2,835,000	2,942,099	(4)
	USD	7.16%	03/12/45	2,434,000	2,547,330	(4)
	USD	7.16%	03/12/45	3,432,000	3,591,798	(2)
					11,132,859

Dominican Republic - 2.65%
Dominican Republic:
	USD	6.60%	01/28/24	1,632,000	1,803,360	(2)
	USD	5.88%	04/18/24	2,537,000	2,695,784	(4)
	USD	5.95%	01/25/27	2,152,000	2,445,210	(2)
	USD	4.50%	01/30/30	8,975,000	9,355,719	(4)
	USD	4.88%	09/23/32	2,045,000	2,148,641	(4)
	USD	4.88%	09/23/32	4,457,000	4,682,881	(2)
	USD	7.50%	04/30/44	1,510,000	1,857,364	(2)
	USD	6.50%	02/15/48	4,675,000	5,190,092
	USD	6.40%	06/05/49	3,389,000	3,722,537	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Dominican Republic (continued)
Dominican Republic: (continued)
	USD	5.88%	01/30/60	4,957,000	$5,070,689	(4)
					38,972,277

Ecuador - 1.77%
Republic of Ecuador:
	USD	5.00%	07/31/30	7,220,738	6,489,638	(3)(4)
	USD	0.00%	07/31/30	5,211,766	2,964,192	(4)(5)
	USD	1.00%	07/31/35	15,065,323	10,903,527	(3)(4)
	USD	0.50%	07/31/40	8,850,000	5,686,125	(3)(4)
					26,043,482

Egypt - 3.11%
Republic of Egypt:
	EUR	4.75%	04/11/25	3,571,000	4,390,215	(4)
	USD	5.88%	06/11/25	936,000	1,000,329	(4)
	USD	5.25%	10/06/25	1,451,000	1,530,805	(4)
	EUR	4.75%	04/16/26	2,252,000	2,754,420	(4)
	USD	7.60%	03/01/29	635,000	696,897	(2)
	EUR	6.38%	04/11/31	1,763,000	2,161,669	(4)
	USD	7.05%	01/15/32	1,753,000	1,819,605	(4)
	USD	7.63%	05/29/32	8,565,000	9,182,322	(4)
	USD	8.50%	01/31/47	3,169,000	3,334,160	(2)
	USD	7.90%	02/21/48	9,569,000	9,513,548	(4)
	USD	7.90%	02/21/48	2,099,000	2,086,836	(2)
	USD	8.70%	03/01/49	1,115,000	1,178,165	(4)
	USD	8.88%	05/29/50	2,639,000	2,840,112	(4)
	USD	8.15%	11/20/59	3,335,000	3,331,615	(4)
					45,820,698

El Salvador - 1.33%
Republic of El Salvador:
	USD	5.88%	01/30/25	462,000	410,603	(4)
	USD	5.88%	01/30/25	987,000	877,196	(2)
	USD	6.38%	01/18/27	2,105,000	1,833,981	(4)
	USD	6.38%	01/18/27	3,032,000	2,641,630	(2)
	USD	8.25%	04/10/32	1,878,000	1,699,590	(4)
	USD	8.25%	04/10/32	5,254,000	4,754,870	(2)
	USD	7.65%	06/15/35	528,000	460,680	(4)
	USD	7.63%	02/01/41	2,912,000	2,473,380	(4)
	USD	7.63%	02/01/41	4,341,000	3,687,137	(2)
	USD	9.50%	07/15/52	720,000	676,350	(2)
					19,515,417

Ethiopia - 0.08%
Republic of Ethiopia	USD	6.63%	12/11/24	1,319,000	1,178,675	(4)

Gabon - 0.31%
Republic of Gabon:
	USD	6.38%	12/12/24	937,000	1,009,599	(2)
	USD	6.63%	02/06/31	3,521,000	3,588,383	(4)
					4,597,982

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Georgia - 0.16%
Republic of Georgia	USD	2.75%	04/22/26	2,366,000	$2,422,192	(4)

Ghana - 1.77%
Republic of Ghana:
	USD	8.13%	01/18/26	1,616,000	1,681,824	(4)
	USD	6.38%	02/11/27	1,308,000	1,282,854	(4)
	USD	7.88%	03/26/27	5,098,000	5,261,200	(4)
	USD	7.75%	04/07/29	2,403,000	2,427,030	(4)
	USD	7.63%	05/16/29	396,000	397,665	(4)
	USD	7.63%	05/16/29	1,268,000	1,273,332	(2)
	USD	8.63%	04/07/34	2,016,000	2,043,720	(2)
	USD	8.88%	05/07/42	2,973,000	2,964,824	(4)
	USD	8.63%	06/16/49	600,000	576,430	(2)
	USD	8.95%	03/26/51	2,200,000	2,165,064	(2)
	USD	8.75%	03/11/61	6,160,000	5,937,763	(4)
					26,011,706

Guatemala - 0.39%
Republic of Guatemala:
	USD	4.38%	06/05/27	3,000,000	3,263,872	(2)
	USD	5.38%	04/24/32	2,181,000	2,524,508	(2)
					5,788,380

Honduras - 0.20%
Honduras Government	USD	5.63%	06/24/30	2,825,000	3,008,865	(4)

Indonesia - 1.30%
Republic of Indonesia:
	USD	2.85%	02/14/30	7,584,000	7,987,867
	USD	8.50%	10/12/35	834,000	1,341,900	(2)
	USD	5.25%	01/17/42	1,380,000	1,746,173	(2)
	USD	6.75%	01/15/44	948,000	1,424,664	(2)
	USD	5.13%	01/15/45	670,000	846,436	(2)
	USD	5.25%	01/08/47	664,000	865,516	(4)
	USD	3.05%	03/12/51	4,988,000	4,978,647
					19,191,203

Iraq - 0.21%
Republic of Iraq	USD	5.80%	01/15/28	3,266,250	3,151,000	(2)

Ivory Coast - 0.30%
Ivory Coast Government:
	EUR	5.25%	03/22/30	1,100,000	1,390,177	(2)
	EUR	6.88%	10/17/40	922,000	1,220,622	(2)
	EUR	6.63%	03/22/48	1,446,000	1,840,721	(4)
					4,451,520

Jordan - 0.52%
Kingdom of Jordan:
	USD	5.85%	07/07/30	4,362,000	4,612,815	(4)
	USD	7.38%	10/10/47	531,000	572,639	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Jordan (continued)
Kingdom of Jordan: (continued)
	USD	7.38%	10/10/47	2,325,000	$2,507,321	(2)
					7,692,775

Kazakhstan - 0.14%
Republic of Kazakhstan	USD	4.88%	10/14/44	1,560,000	1,990,817	(4)

Kenya - 0.94%
Republic of Kenya:
	USD	6.88%	06/24/24	3,675,000	4,054,637	(4)
	USD	7.00%	05/22/27	1,055,000	1,162,953	(4)
	USD	7.25%	02/28/28	1,510,000	1,700,513	(2)
	USD	8.00%	05/22/32	3,225,000	3,694,705	(2)
	USD	8.25%	02/28/48	2,861,000	3,247,764	(4)
					13,860,572

Lebanon - 0.30%
Lebanese Republic:
	USD	8.25%	04/12/21	5,803,000	747,136	(2)(6)
	USD	6.00%	01/27/23	3,176,000	416,850	(6)
	USD	6.40%	05/26/23	1,400,000	181,864	(6)
	USD	6.65%	04/22/24	4,700,000	616,875	(6)
	USD	6.60%	11/27/26	4,525,000	593,906	(6)
	USD	6.65%	02/26/30	4,400,000	583,000	(6)
	USD	8.20%	05/17/33	9,575,000	1,226,079	(6)
					4,365,710

Malaysia - 2.42%
1mdb Global Investments	USD	4.40%	03/09/23	35,300,000	35,653,000	(2)

Mexico - 1.57%
United Mexican States:
	USD	4.75%	04/27/32	7,384,000	8,561,490
	EUR	2.25%	08/12/36	1,839,000	2,174,112
	USD	6.05%	01/11/40	3,354,000	4,289,774
	USD	4.28%	08/14/41	1,549,000	1,662,036
	USD	4.75%	03/08/44	2,446,000	2,757,431
	USD	3.77%	05/24/61	3,840,000	3,670,829
					23,115,672

Morocco - 0.49%
Kingdom of Morocco	USD	3.00%	12/15/32	7,350,000	7,138,688	(2)

Mozambique - 0.66%
Republic of Mozambique	USD	5.00%	09/15/31	11,237,000	9,740,119	(3)(4)

Nigeria - 1.37%
Republic of Nigeria:
	USD	6.50%	11/28/27	2,019,000	2,135,840	(4)
	USD	7.88%	02/16/32	13,364,000	14,419,455	(4)
	USD	7.70%	02/23/38	1,880,000	1,931,164	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria (continued)
Republic of Nigeria: (continued)
	USD	7.70%	02/23/38	1,681,000	$1,726,748	(2)
					20,213,207

Oman - 2.39%
Oman Government:
	USD	4.88%	02/01/25	4,237,000	4,447,325	(4)
	USD	6.00%	08/01/29	2,546,000	2,732,908	(2)
	USD	6.25%	01/25/31	7,430,000	8,107,988	(4)
	USD	7.38%	10/28/32	9,001,000	10,452,411	(4)
	USD	6.50%	03/08/47	5,248,000	5,280,380	(4)
	USD	6.75%	01/17/48	1,730,000	1,773,466	(4)
	USD	6.75%	01/17/48	694,000	711,437	(2)
	USD	7.00%	01/25/51	1,599,000	1,670,955	(4)
					35,176,870

Pakistan - 1.00%
Republic of Pakistan:
	USD	6.00%	04/08/26	3,765,000	3,802,650	(4)
	USD	6.88%	12/05/27	6,803,000	6,988,229	(2)
	USD	6.88%	12/05/27	1,443,000	1,482,289	(4)
	USD	7.88%	03/31/36	473,000	474,494	(2)
Third Pkstan International Sukuk Co., Ltd.	USD	5.50%	10/13/21	1,915,000	1,924,278	(2)
					14,671,940

Panama - 2.67%
Panama Bonos Del	USD	3.36%	06/30/31	2,720,000	2,786,300
Republic of Panama:
	USD	9.38%	04/01/29	1,488,000	2,215,260
	USD	3.16%	01/23/30	909,000	964,297
	USD	2.25%	09/29/32	9,364,000	9,152,210
	USD	4.50%	04/16/50	6,242,000	7,161,384
	USD	4.50%	04/01/56	10,038,000	11,478,478
	USD	3.87%	07/23/60	5,384,000	5,582,198
					39,340,127

Papua New Guinea - 0.10%
Papua New Guinea Government	USD	8.38%	10/04/28	1,446,000	1,454,134	(4)

Peru - 0.59%
Republic of Peru:
	USD	2.84%	06/20/30	1,190,000	1,230,020
	USD	2.78%	01/23/31	3,107,000	3,183,890
	USD	1.86%	12/01/32	4,599,000	4,336,041
					8,749,951

Philippines - 1.22%
Republic of Philippines:
	USD	3.00%	02/01/28	1,233,000	1,344,740
	USD	1.95%	01/06/32	3,080,000	3,078,075
	USD	5.00%	01/13/37	1,582,000	2,026,356
	USD	3.70%	03/01/41	3,248,000	3,599,385
	USD	2.95%	05/05/45	3,188,000	3,215,449

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Philippines (continued)
Republic of Philippines: (continued)
	USD	2.65%	12/10/45	4,829,000	$4,669,945
					17,933,950

Qatar - 2.49%
State of Qatar:
	USD	4.50%	04/23/28	1,300,000	1,535,726	(4)
	USD	4.00%	03/14/29	9,340,000	10,783,030	(2)
	USD	6.40%	01/20/40	2,822,000	4,191,538	(4)
	USD	5.10%	04/23/48	6,303,000	8,494,647	(4)
	USD	4.40%	04/16/50	7,598,000	9,454,761	(4)
	USD	4.40%	04/16/50	1,824,000	2,269,740	(2)
					36,729,442

Romania - 1.34%
Republic of Romania:
	EUR	2.38%	04/19/27	1,343,000	1,744,864	(4)
	EUR	2.88%	03/11/29	1,012,000	1,330,048
	EUR	3.62%	05/26/30	2,272,000	3,108,535	(4)
	EUR	3.38%	02/08/38	1,103,000	1,432,675	(4)
	EUR	4.13%	03/11/39	3,037,000	4,228,803
	EUR	2.75%	04/14/41	1,929,000	2,252,041	(4)
	USD	6.13%	01/22/44	554,000	761,100	(2)
	EUR	4.63%	04/03/49	2,143,000	3,196,263	(2)
	EUR	4.63%	04/03/49	1,144,000	1,706,264	(4)
					19,760,593

Russia - 2.27%
Russian Federation:
	USD	4.38%	03/21/29	10,200,000	11,679,000	(2)
	USD	5.10%	03/28/35	12,800,000	15,617,088	(2)
	USD	5.10%	03/28/35	2,000,000	2,440,170	(4)
	USD	5.25%	06/23/47	2,800,000	3,627,855	(2)
					33,364,113

Saudi Arabia - 3.24%
Kingdom of Saudi Arabia:
	USD	4.38%	04/16/29	4,567,000	5,327,794	(4)
	USD	4.50%	04/17/30	5,642,000	6,711,737	(4)
	USD	3.25%	10/22/30	5,348,000	5,823,090	(4)
	USD	2.25%	02/02/33	8,380,000	8,270,012	(4)
	USD	4.50%	10/26/46	842,000	993,560	(4)
	USD	4.50%	10/26/46	6,987,000	8,244,660	(2)
	USD	4.63%	10/04/47	1,892,000	2,275,329	(4)
	USD	5.00%	04/17/49	2,923,000	3,715,864	(2)
	USD	5.25%	01/16/50	933,000	1,230,179	(4)
	USD	5.25%	01/16/50	3,916,000	5,163,324	(2)
					47,755,549

Senegal - 0.39%
Republic of Senegal:
	EUR	4.75%	03/13/28	811,000	1,018,195	(4)
	EUR	5.38%	06/08/37	2,230,000	2,695,606	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Senegal (continued)
Republic of Senegal: (continued)
	USD	6.75%	03/13/48	2,000,000	$2,087,145	(2)
					5,800,946

South Africa - 0.49%
Republic of South Africa:
	USD	4.30%	10/12/28	3,200,000	3,311,840
	USD	5.00%	10/12/46	1,208,000	1,133,497
	USD	5.75%	09/30/49	2,758,000	2,782,339
					7,227,676

Sri Lanka - 1.06%
Republic of Sri Lanka:
	USD	5.88%	07/25/22	462,000	355,518	(4)
	USD	6.13%	06/03/25	758,000	509,950	(4)
	USD	6.85%	11/03/25	3,656,000	2,465,204	(2)
	USD	6.20%	05/11/27	3,145,000	2,051,326	(2)
	USD	6.75%	04/18/28	7,188,000	4,637,105	(4)
	USD	7.85%	03/14/29	3,222,000	2,073,534	(4)
	USD	7.55%	03/28/30	5,419,000	3,491,950	(2)
					15,584,587

Trinidad & Tobago - 0.41%
Trinidad & Tobago:
	USD	4.38%	01/16/24	4,451,000	4,740,315	(2)
	USD	4.50%	08/04/26	502,000	538,711	(2)
	USD	4.50%	06/26/30	763,000	810,449	(2)
					6,089,475

Tunisia - 0.93%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	4,490,000	4,771,407
	USD	5.75%	01/30/25	1,408,000	1,247,840	(4)
	EUR	6.38%	07/15/26	7,371,000	7,713,301	(4)
					13,732,548

Turkey - 3.36%
Hazine Mustesarligi Varl	USD	5.80%	02/21/22	3,311,000	3,366,592	(4)
Republic of Turkey:
	USD	6.25%	09/26/22	693,000	722,886
	USD	5.75%	03/22/24	7,723,000	8,055,321
	USD	6.35%	08/10/24	1,687,000	1,788,578
	USD	4.75%	01/26/26	4,368,000	4,368,000
	USD	5.13%	02/17/28	2,753,000	2,734,844
	USD	5.95%	01/15/31	2,768,000	2,785,300
	USD	5.88%	06/26/31	7,855,000	7,845,181
	USD	6.88%	03/17/36	10,855,000	11,270,177
	USD	6.63%	02/17/45	1,606,000	1,580,368
	USD	5.75%	05/11/47	5,554,000	4,947,281
					49,464,528

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ukraine - 2.22%
Ukraine Government:
	USD	7.75%	09/01/24	2,510,000	$2,759,664	(4)
	USD	7.75%	09/01/25	8,473,000	9,379,611	(4)
	EUR	6.75%	06/20/26	2,260,000	2,949,078	(4)
	USD	7.75%	09/01/26	2,662,000	2,967,331	(4)
	USD	7.75%	09/01/26	1,251,000	1,394,490	(2)
	USD	7.75%	09/01/27	2,370,000	2,646,413	(2)
	USD	9.75%	11/01/28	2,644,000	3,210,431	(4)
	USD	9.75%	11/01/28	272,000	330,271	(2)
	USD	6.88%	05/21/29	4,035,000	4,273,065	(4)
	USD	7.25%	03/15/33	1,807,000	1,919,716	(4)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	787,500	855,422	(2)
					32,685,492

United Arab Emirates - 0.82%
Abu Dhabi Govt Int'l	USD	4.13%	10/11/47	2,857,000	3,453,399	(4)
Fin Dept Govt Sharjah	USD	4.00%	07/28/50	9,418,000	8,605,697	(4)
					12,059,096

Uruguay - 1.10%
Republic of Uruguay:
	USD	4.38%	10/27/27	7,071,705	8,213,856
	USD	4.38%	01/23/31	2,118,000	2,503,370
	USD	4.98%	04/20/55	4,117,000	5,435,963
					16,153,189

Uzbekistan - 0.29%
Republic of Uzbekistan	USD	3.90%	10/19/31	4,252,000	4,271,134	(4)

Venezuela - 0.19%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	2,634,187	(6)
	USD	9.25%	05/07/28	927,000	98,494	(6)
					2,732,681

Zambia - 0.84%
Republic of Zambia:
	USD	5.38%	09/20/22	1,390,000	1,061,613	(4)(6)
	USD	5.38%	09/20/22	10,131,000	7,737,551	(2)
	USD	8.97%	07/30/27	4,599,000	3,615,964	(4)
					12,415,128

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,014,123,609
(Cost $1,000,125,888)

CORPORATE BONDS - 26.87%
Argentina - 0.09%
MSU Energy SA	USD	6.88%	02/01/25	733,000	583,749	(4)
Pampa Energia SA	USD	7.50%	01/24/27	859,000	789,206	(4)
					1,372,955

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Bahrain - 0.24%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	3,200,000	$3,556,640	(4)

Brazil - 2.27%
Adecoagro SA	USD	6.00%	09/21/27	3,021,000	3,185,992	(4)
Banco do Brasil SA	USD	10Y US TI + 6.36%	Perpetual	1,400,000	1,574,650	(1)(7)
CSN Inova Ventures	USD	6.75%	01/28/28	378,000	415,942	(4)
CSN Resources SA	USD	7.63%	04/17/26	1,249,000	1,334,556	(4)
Gol Finance SA	USD	7.00%	01/31/25	2,771,000	2,649,769	(4)
Guara Norte Sarl	USD	5.20%	06/15/34	417,473	429,225	(4)
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV	USD	5.00%	05/07/28	2,807,000	2,858,578	(4)
Klabin Austria GmbH	USD	3.20%	01/12/31	4,335,000	4,291,650	(4)
MC Brazil Downstream Trading SARL	USD	7.25%	06/30/31	2,540,000	2,638,552	(4)
Minerva Luxembourg SA	USD	4.38%	03/18/31	7,294,000	7,166,355	(4)
MV24 Capital BV	USD	6.75%	06/01/34	2,199,028	2,400,102	(4)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	1,278,000	1,360,942	(4)
Simpar Europe SA	USD	5.20%	01/26/31	882,000	907,093	(4)
Usiminas International Sarl	USD	5.88%	07/18/26	2,093,000	2,247,898	(4)
					33,461,304

British Virgin Islands - 0.18%
Wanda Properties Overseas, Ltd.	USD	6.88%	07/23/23	2,603,000	2,624,520

Chile - 0.74%
ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par	USD	4.05%	04/27/26	1,235,000	1,258,792	(4)
Codelco, Inc.	USD	5.63%	10/18/43	1,497,000	2,021,586	(2)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,727,063	(2)
Geopark, Ltd.:
	USD	6.50%	09/21/24	700,000	720,125	(4)
	USD	5.50%	01/17/27	5,174,000	5,181,127	(4)
					10,908,693

China - 1.04%
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	691,000	701,864	(1)(7)
Country Garden Holdings Co., Ltd.	USD	4.80%	08/06/30	2,676,000	2,820,170
ENN Clean Energy International Investment, Ltd.	USD	3.38%	05/12/26	3,190,000	3,246,878	(4)
Huarong Finance 2017 Co., Ltd.:
	USD	3M US L + 1.85%	04/27/22	800,000	780,000	(1)
	USD	3M US L + 1.325%	07/03/23	400,000	376,000	(1)
	USD	7.77% + 5Y US TI	Perpetual	1,791,000	1,732,792	(1)(7)
Huarong Finance 2019 Co., Ltd.	USD	4.50%	05/29/29	300,000	291,750
Huarong Finance II Co., Ltd.	USD	3.63%	11/22/21	300,000	299,625
Shimao Group Holdings, Ltd.	USD	5.60%	07/15/26	2,124,000	2,220,451
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	2,270,000	2,289,499
Wanda Properties Overseas, Ltd.	USD	6.95%	12/05/22	579,000	587,715
					15,346,744

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia - 0.59%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,251,000	$5,848,301	(4)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,714,480	(4)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,270,000	1,111,250	(4)
					8,674,031

Ghana - 0.50%
Tullow Oil PLC:
	USD	7.00%	03/01/25	3,796,000	3,236,090	(4)
	USD	10.25%	05/15/26	3,903,000	4,056,681	(4)
					7,292,771

Hong Kong - 0.31%
CNAC HK Finbridge Co., Ltd.:
	USD	4.13%	07/19/27	300,000	328,148
	USD	3.88%	06/19/29	3,095,000	3,364,512
	USD	3.00%	09/22/30	800,000	811,400
					4,504,060

India - 0.08%
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	1,140,000	1,218,879	(1)(4)(7)

Indonesia - 2.83%
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,604,203	(4)
	USD	4.75%	05/15/25	1,910,000	2,087,868	(4)
	USD	5.80%	05/15/50	3,580,000	4,299,258	(4)
Minejesa Capital BV:
	USD	4.63%	08/10/30	1,809,000	1,913,018	(4)
	USD	5.63%	08/10/37	1,392,000	1,518,035	(4)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,418,260	(2)
	USD	5.63%	05/20/43	2,573,000	3,129,643	(2)
	USD	6.45%	05/30/44	7,649,000	10,209,675	(2)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara:
	USD	5.45%	05/21/28	795,000	938,839	(2)
	USD	5.25%	10/24/42	2,744,000	3,149,872	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	–
PT Pertamina Pertii	USD	2.30%	02/09/31	9,575,000	9,365,547	(4)
					41,634,218

Ireland - 0.23%
C&W Senior Financing DAC	USD	7.50%	10/15/26	3,274,000	3,417,238	(4)

Israel - 0.36%
Leviathan Bond, Ltd.	USD	6.50%	06/30/27	4,811,000	5,320,786	(4)

Jamaica - 0.33%
Digicel International Finance, Ltd./Digicel international Holdings, Ltd.:
	USD	8.75%	05/25/24	2,107,000	2,191,939	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Jamaica (continued)
Digicel International Finance, Ltd./Digicel international Holdings, Ltd.: (continued)
	USD	8.75%	05/25/24	2,561,000	$2,659,592	(4)
					4,851,531

Kazakhstan - 2.06%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	6,009,000	6,703,039	(4)
	USD	5.38%	04/24/30	4,000,000	4,803,420	(2)
	USD	3.50%	04/14/33	1,271,000	1,335,821	(2)
	USD	5.75%	04/19/47	6,752,000	8,456,880	(4)
	USD	6.38%	10/24/48	1,996,000	2,631,447	(4)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,380,761	(4)
					30,311,368

Macau - 0.14%
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	493,000	515,334	(4)
	USD	6.50%	01/15/28	1,419,000	1,489,950	(4)
					2,005,284

Malaysia - 0.41%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,088,125
Petronas Capital, Ltd.	USD	4.55%	04/21/50	2,303,000	2,904,215	(4)
					5,992,340

Mexico - 4.99%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	1,442,000	1,226,602	(4)(6)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	1,922,000	2,000,624	(4)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,486,000	1,601,351	(1)(4)(7)
	USD	7.50%	Perpetual	2,615,000	2,976,288	(1)(4)(7)
Cometa Energia SA de CV	USD	6.38%	04/24/35	1,604,070	1,893,003	(4)
FEL Energy VI Sarl	USD	5.75%	12/01/40	400,831	427,486	(4)
Mexichem SAB de CV	USD	6.75%	09/19/42	2,605,000	3,503,829	(4)
Petroleos Mexicanos:
	USD	6.88%	08/04/26	5,550,000	6,061,655
	USD	9.50%	09/15/27	1,062,000	1,239,885
	USD	9.50%	09/15/27	1,896,000	2,222,409
	USD	5.35%	02/12/28	5,646,000	5,617,770
	USD	5.95%	01/28/31	7,494,000	7,377,094
	USD	6.63%	06/15/35	6,012,000	5,855,417
	USD	5.63%	01/23/46	653,000	533,827
	USD	6.75%	09/21/47	6,041,000	5,329,672
	USD	6.35%	02/12/48	2,410,000	2,039,222
	USD	7.69%	01/23/50	264,000	252,719
	USD	6.95%	01/28/60	2,116,000	1,858,800
Poinsettia Finance, Ltd.	USD	6.63%	06/17/31	21,445,020	21,458,423	(2)
					73,476,076

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria - 0.67%
Africa Finance Corp.	USD	2.88%	04/28/28	8,632,000	$8,761,480	(4)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	980,000	1,055,852	(4)
					9,817,332

Panama - 0.17%
Aeropuerto Internacional de Tocumen SA	USD	4.00%	08/11/41	871,000	895,900	(4)
AES Panama Generation Holdings SRL	USD	4.38%	05/31/30	1,514,000	1,574,946	(4)
					2,470,846

Peru - 1.66%
Kallpa Generacion SA:
	USD	4.88%	05/24/26	1,830,000	1,940,724	(4)
	USD	4.13%	08/16/27	1,022,000	1,058,084	(4)
Nexa Resources SA	USD	5.38%	05/04/27	1,233,000	1,303,898	(4)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,155,385	1,759,441	(5)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,020,000	2,106,415	(4)
	USD	4.75%	06/19/32	5,386,000	5,616,413	(2)
	USD	5.63%	06/19/47	2,277,000	2,378,099	(4)
	USD	5.63%	06/19/47	7,975,000	8,329,090	(2)
					24,492,164

Qatar - 0.52%
Qatar Petroleum	USD	2.25%	07/12/31	7,627,000	7,703,270	(4)

Russia - 0.47%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	2,633,000	2,952,251	(4)
Gazprom PJSC via Gaz Finance PLC	USD	5Y US TI + 4.264%	Perpetual	3,830,000	3,995,217	(1)(4)(7)
					6,947,468

South Africa - 1.76%
Eskom Holdings SOC, Ltd.:
	USD	6.75%	08/06/23	4,103,000	4,291,738	(4)
	USD	7.13%	02/11/25	15,087,000	15,992,145	(4)
	USD	8.45%	08/10/28	1,920,000	2,192,640	(4)
	USD	6.35%	08/10/28	3,144,000	3,505,481	(2)
					25,982,004

Turkey - 0.22%
Aydem Yenilenebilir Enerji AS	USD	7.75%	02/02/27	3,242,000	3,237,948	(4)

Ukraine - 0.26%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,373,000	3,473,954	(4)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	280,000	305,620	(2)(3)
					3,779,574

United Arab Emirates - 2.19%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	1,236,000	1,388,955	(4)
	USD	4.60%	11/02/47	2,062,000	2,484,710	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
United Arab Emirates (continued)
DAE Funding LLC	USD	3.38%	03/20/28	2,600,000	$2,700,750	(4)
DP World Crescent, Ltd.	USD	4.85%	09/26/28	2,275,000	2,613,975	(2)
DP World Salaam	USD	5Y US TI + 5.75%	Perpetual	11,136,000	12,176,520	(1)(7)
DP World, Ltd.	USD	6.85%	07/02/37	521,000	707,010	(4)
DP World, Ltd./United Arab Emirates:
	USD	4.70%	09/30/49	437,000	488,780	(4)
	USD	4.70%	09/30/49	500,000	559,245	(2)
MDGH - GMTN BV:
	USD	4.50%	11/07/28	3,494,000	4,101,022	(2)
	USD	2.88%	05/21/30	3,680,000	3,911,527
	USD	3.95%	05/21/50	990,000	1,149,672
					32,282,166

United States - 0.22%
SierraCol Energy Andina LLC	USD	6.00%	06/15/28	3,251,000	3,249,513	(4)

Uzbekistan - 0.27%
Uzauto Motors AJ	USD	4.85%	05/04/26	4,034,000	4,028,958	(4)

Venezuela - 0.24%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	2,812,784	(2)(6)
	USD	6.00%	11/15/26	3,307,000	153,776	(2)(6)
	USD	5.38%	04/12/27	600,000	28,650	(6)
	USD	9.75%	05/17/35	11,517,000	547,057	(6)
					3,542,267

Vietnam - 0.37%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	5,385,000	5,410,713	(4)

Zambia - 0.46%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,167,000	1,214,045	(4)
	USD	6.88%	03/01/26	1,638,000	1,706,019	(4)
	USD	6.88%	10/15/27	3,628,000	3,922,775	(4)
					6,842,839

TOTAL CORPORATE BONDS					395,756,500
(Cost $404,189,340)

CREDIT LINKED NOTES - 0.52%
Iraq - 0.52%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.99%	01/01/28	192,029,423	1,429,377	(1)(8)
	JPY	2.55%	01/01/28	421,018,593	3,143,815	(1)(8)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Iraq (continued)
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch): (continued)
	JPY	3.05%	01/01/28	413,185,439	$3,083,445	(1)(8)
					7,656,637

TOTAL CREDIT LINKED NOTES					7,656,637
(Cost $9,456,159)

SHORT TERM INVESTMENTS - 2.06%
Money Market Fund - 2.06%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.03%	N/A	30,248,403	30,254,453

TOTAL SHORT TERM INVESTMENTS					30,254,453
(Cost $30,254,449)

Total Investments - 98.31%					1,447,791,199
(Cost $1,444,025,836)
Other Assets In Excess of Liabilities - 1.69%					24,951,067	(9)

Net Assets - 100.00%					$1,472,742,266

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of August 31, 2021 was 0.12%
6M US L - 6 Month LIBOR as of August 31, 2021 was 0.15%
5Y US TI - 5 Year US Treasury Index as of August 31, 2021 was 0.77%
10Y US TI - 10 Year US Treasury Index as of August 31, 2021 was 1.30%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2021, the aggregate fair value of those securities was $348,523,830, which represents approximately 23.66% of net assets.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2021.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $624,045,924, which represents approximately 42.37% of net assets as of August 31, 2021.

(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(6)	Security is in default and therefore is non-income producing.
(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(8)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(9)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2021	Fund Delivering	U.S. $ Value at August 31, 2021	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	09/30/21	USD	55,872,215	EUR	55,201,022	$671,193
J.P. Morgan Chase & Co.	09/30/21	JPY	860,688	USD	857,902	2,786
						$673,979

J.P. Morgan Chase & Co.	09/30/21	EUR	3,806,364	USD	3,820,009	$(13,645)
J.P. Morgan Chase & Co.	09/30/21	USD	8,491,372	JPY	8,543,960	(52,588)
J.P. Morgan Chase & Co.	09/30/21	USD	4,332,153	EUR	4,375,394	(43,241)
						$(109,474)

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments

August 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 95.25%
Aerospace/Defense - 0.98%
TransDigm, Inc.	USD	6.25%	03/15/26	996,000	$1,047,045	(1)

Airlines - 1.13%
Air Canada	USD	3.88%	08/15/26	157,000	157,982	(1)
Delta Air Lines, Inc.	USD	7.38%	01/15/26	174,000	204,964
United Airlines, Inc.:
	USD	4.38%	04/15/26	410,000	426,146	(1)
	USD	4.63%	04/15/29	403,000	418,626	(1)
					1,207,718

Automotive - 4.72%
Clarios Global LP / Clarios US Finance Co.:
	USD	6.25%	05/15/26	149,000	157,195	(1)
	USD	8.50%	05/15/27	539,000	576,056	(1)
Ford Motor Co.	USD	8.50%	04/21/23	631,000	698,438
Ford Motor Credit Co. LLC:
	USD	5.13%	06/16/25	632,000	694,410
	USD	3.38%	11/13/25	418,000	433,153
	USD	4.13%	08/17/27	688,000	737,134
	USD	5.11%	05/03/29	1,282,000	1,450,384
Goodyear Tire & Rubber Co.:
	USD	5.00%	07/15/29	132,000	139,788	(1)
	USD	5.25%	07/15/31	132,000	141,389	(1)
					5,027,947

Building Products - 4.19%
Griffon Corp., Series WI	USD	5.75%	03/01/28	559,000	593,904
LBM Acquisition LLC	USD	6.25%	01/15/29	1,052,000	1,059,364	(1)
Park River Holdings, Inc.:
	USD	5.63%	02/01/29	705,000	671,146	(1)
	USD	6.75%	08/01/29	361,000	359,675	(1)
Specialty Building Products Holdings LLC / SBP Finance Corp.	USD	6.38%	09/30/26	872,000	918,870	(1)
White Cap Buyer LLC	USD	6.88%	10/15/28	816,000	869,040	(1)
					4,471,999

Chemicals - 2.25%
CF Industries, Inc.	USD	5.15%	03/15/34	164,000	205,314
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	690,000	707,429	(1)
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	USD	9.00%	07/01/28	1,120,000	1,239,000	(1)
WR Grace Holdings LLC	USD	5.63%	08/15/29	242,000	252,588	(1)
					2,404,331

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Consumer Products - 0.98%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
	USD	5.00%	12/31/26	262,000	$261,080	(1)
	USD	7.00%	12/31/27	811,000	789,926	(1)
					1,051,006

Containers/Packaging - 0.92%
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	464,000	469,800	(1)
Graham Packaging Co., Inc.	USD	7.13%	08/15/28	475,000	506,948	(1)
					976,748

Drillers/Services - 1.67%
Archrock Partners LP / Archrock Partners Finance Corp.	USD	6.25%	04/01/28	902,000	920,040	(1)
ChampionX Corp.	USD	6.38%	05/01/26	269,000	280,774
Precision Drilling Corp.	USD	6.88%	01/15/29	573,000	577,246	(1)
					1,778,060

Electric - 2.75%
Calpine Corp.	USD	4.50%	02/15/28	859,000	885,844	(1)
Covanta Holding Corp.	USD	5.00%	09/01/30	566,000	580,857
NRG Energy, Inc.	USD	5.75%	01/15/28	269,000	287,830
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	945,000	985,219	(1)
	USD	5.00%	07/31/27	191,000	198,421	(1)
					2,938,171

Exploration & Production - 11.88%
Antero Resources Corp.:
	USD	7.63%	02/01/29	785,000	864,489	(1)
	USD	5.38%	03/01/30	198,000	201,769	(1)
Ascent Resources Utica Holdings LLC / ARU Finance Corp.	USD	5.88%	06/30/29	711,000	682,539	(1)
Chesapeake Energy Corp.	USD	5.50%	02/01/26	1,004,000	1,050,425	(1)
CNX Midstream Partners LP / CNX Midstream Finance Corp.	USD	6.50%	03/15/26	560,000	576,128	(1)
CNX Resources Corp.:
	USD	7.25%	03/14/27	465,000	493,488	(1)
	USD	6.00%	01/15/29	214,000	223,188	(1)
CrownRock LP / CrownRock Finance, Inc.	USD	5.00%	05/01/29	290,000	298,334	(1)
Hilcorp Energy I LP / Hilcorp Finance Co.:
	USD	5.75%	10/01/25	773,000	783,231	(1)
	USD	6.25%	11/01/28	424,000	438,840	(1)
	USD	5.75%	02/01/29	100,000	101,625	(1)
Leviathan Bond, Ltd.:
	USD	6.13%	06/30/25	235,000	256,655	(1)
	USD	6.50%	06/30/27	126,000	139,352	(1)
	USD	6.75%	06/30/30	176,000	198,263	(1)
Murphy Oil Corp.:
	USD	5.75%	08/15/25	947,000	969,491

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Murphy Oil Corp. (continued)
	USD	5.88%	12/01/27	361,000	$375,891
Oasis Petroleum, Inc.	USD	6.38%	06/01/26	132,000	137,940	(1)
Occidental Petroleum Corp.:
	USD	5.50%	12/01/25	137,000	152,932
	USD	5.55%	03/15/26	144,000	160,740
	USD	8.88%	07/15/30	1,838,000	2,524,759
	USD	7.50%	05/01/31	327,000	428,311
	USD	7.88%	09/15/31	167,000	222,080
	USD	6.60%	03/15/46	208,000	263,427
SM Energy Co.:
	USD	5.63%	06/01/25	481,000	483,150
	USD	6.50%	07/15/28	631,000	634,865
					12,661,912

Financial/Lease - 5.22%
Acrisure LLC / Acrisure Finance, Inc.:
	USD	7.00%	11/15/25	1,024,000	1,044,480	(1)
	USD	4.25%	02/15/29	535,000	530,329	(1)
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer:
	USD	4.25%	10/15/27	529,000	530,984	(1)
	USD	6.75%	10/15/27	1,010,000	1,051,662	(1)
HUB International, Ltd.	USD	7.00%	05/01/26	307,000	318,006	(1)
OneMain Finance Corp.:
	USD	8.88%	06/01/25	125,000	137,244
	USD	7.13%	03/15/26	1,169,000	1,367,730
	USD	3.50%	01/15/27	580,000	587,836
					5,568,271

Food/Beverage/Tobacco - 2.54%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	1,132,000	1,283,405	(1)
Pilgrim's Pride Corp.	USD	5.88%	09/30/27	299,000	319,488	(1)
Post Holdings, Inc.	USD	4.63%	04/15/30	439,000	448,797	(1)
Triton Water Holdings, Inc.	USD	6.25%	04/01/29	662,000	656,118	(1)
					2,707,808

Gaming - 4.96%
Caesars Entertainment, Inc.	USD	8.13%	07/01/27	610,000	674,995	(1)
Churchill Downs, Inc.:
	USD	5.50%	04/01/27	560,000	582,400	(1)
	USD	4.75%	01/15/28	365,000	382,173	(1)
Everi Holdings, Inc.	USD	5.00%	07/15/29	79,000	80,955	(1)
International Game Technology PLC:
	USD	6.25%	01/15/27	596,000	680,185	(1)
	USD	5.25%	01/15/29	70,000	74,812	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	391,000	450,696
Raptor Acquisition Corp. / Raptor Co.-Issuer LLC	USD	4.88%	11/01/26	205,000	207,932	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gaming (continued)
Scientific Games International, Inc.:
	USD	8.25%	03/15/26	766,000	$815,696	(1)
	USD	7.25%	11/15/29	213,000	238,028	(1)
Station Casinos LLC	USD	5.00%	10/01/25	137,000	138,713	(1)
VICI Properties LP / VICI Note Co., Inc.	USD	4.13%	08/15/30	457,000	488,419	(1)
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	USD	5.13%	10/01/29	457,000	475,938	(1)
					5,290,942

Healthcare - 8.20%
AdaptHealth LLC:
	USD	4.63%	08/01/29	870,000	873,524	(1)
	USD	5.13%	03/01/30	198,000	200,844	(1)
Bausch Health Cos., Inc.:
	USD	6.13%	04/15/25	618,000	632,677	(1)
	USD	7.00%	01/15/28	898,000	931,846	(1)
	USD	6.25%	02/15/29	752,000	747,353	(1)
	USD	5.25%	02/15/31	442,000	412,852	(1)
Catalent Pharma Solutions, Inc.	USD	5.00%	07/15/27	202,000	211,857	(1)
Encompass Health Corp.	USD	4.50%	02/01/28	401,000	420,549
Endo Dac / Endo Finance LLC / Endo Finco, Inc.	USD	9.50%	07/31/27	823,000	809,725	(1)
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.	USD	6.13%	04/01/29	177,000	175,457	(1)
IQVIA, Inc.	USD	5.00%	05/15/27	333,000	348,378	(1)
Legacy LifePoint Health LLC	USD	4.38%	02/15/27	563,000	562,296	(1)
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
	USD	4.13%	04/30/28	302,000	311,951	(1)
	USD	5.13%	04/30/31	289,000	303,519	(1)
Par Pharmaceutical, Inc.	USD	7.50%	04/01/27	113,000	114,554	(1)
Syneos Health, Inc.	USD	3.63%	01/15/29	380,000	378,520	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	458,000	464,870
US Acute Care Solutions LLC:
	USD	6.38%	03/01/26	728,000	758,030	(1)
	USD	6.38%	03/01/26	82,000	85,382	(1)
					8,744,184

Home Builders - 2.01%
KB Home	USD	4.80%	11/15/29	350,000	388,311
Mattamy Group Corp.	USD	4.63%	03/01/30	794,000	814,941	(1)
Tri Pointe Homes, Inc.	USD	5.70%	06/15/28	393,000	438,486
Weekley Homes LLC / Weekley Finance Corp.	USD	4.88%	09/15/28	485,000	503,292	(1)
					2,145,030

Industrial Other - 3.84%
Hillenbrand, Inc.	USD	5.75%	06/15/25	403,000	426,676
Madison IAQ LLC:
	USD	4.13%	06/30/28	273,000	274,917	(1)
	USD	5.88%	06/30/29	784,000	803,600	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	515,000	511,627
United Rentals North America, Inc.	USD	3.75%	01/15/32	858,000	877,429

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Industrial Other (continued)
Madison IAQ LLC (continued)
WESCO Distribution, Inc.	USD	7.25%	06/15/28	1,077,000	$1,199,175	(1)
					4,093,424

Leisure - 4.09%
Boyne USA, Inc.	USD	4.75%	05/15/29	151,000	156,096	(1)
Carnival Corp.:
	USD	7.63%	03/01/26	871,000	927,179	(1)
	USD	5.75%	03/01/27	93,000	95,201	(1)
NCL Corp., Ltd.:
	USD	3.63%	12/15/24	420,000	397,425	(1)
	USD	5.88%	03/15/26	412,000	413,545	(1)
NCL Finance, Ltd.	USD	6.13%	03/15/28	858,000	863,590	(1)
Royal Caribbean Cruises, Ltd.:
	USD	9.13%	06/15/23	683,000	745,324	(1)
	USD	5.50%	08/31/26	511,000	518,665	(1)
	USD	5.50%	04/01/28	241,000	243,086	(1)
					4,360,111

Lodging - 0.15%
Marriott Ownership Resorts, Inc.	USD	4.50%	06/15/29	154,000	155,717	(1)

Media Cable - 7.63%
Altice France Holding SA	USD	6.00%	02/15/28	569,000	564,804	(1)
Altice France SA:
	USD	5.13%	01/15/29	102,000	102,872	(1)
	USD	5.13%	07/15/29	945,000	956,595	(1)
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.38%	06/01/29	836,000	914,375	(1)
	USD	4.50%	08/15/30	642,000	671,647	(1)
CSC Holdings LLC:
	USD	7.50%	04/01/28	2,362,000	2,589,343	(1)
	USD	5.00%	11/15/31	263,000	262,045	(1)
DISH DBS Corp.:
	USD	7.75%	07/01/26	122,000	139,897
	USD	7.38%	07/01/28	493,000	531,147
	USD	5.13%	06/01/29	626,000	623,653	(1)
Midcontinent Communications / Midcontinent Finance Corp.	USD	5.38%	08/15/27	210,000	219,152	(1)
Radiate Holdco LLC / Radiate Finance, Inc.	USD	4.50%	09/15/26	335,000	349,231	(1)
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	200,000	210,900	(1)
					8,135,661

Media Other - 5.67%
Clear Channel Outdoor Holdings, Inc.	USD	7.50%	06/01/29	501,000	519,161	(1)
Netflix, Inc.:
	USD	4.88%	04/15/28	986,000	1,153,650
	USD	4.88%	06/15/30	86,000	103,048	(1)
Nexstar Media, Inc.	USD	4.75%	11/01/28	150,000	156,155	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Other (continued)
Sirius XM Radio, Inc.:
	USD	3.13%	09/01/26	322,000	$328,504	(1)
	USD	5.00%	08/01/27	360,000	378,000	(1)
	USD	3.88%	09/01/31	572,000	570,453	(1)
TEGNA, Inc.	USD	4.63%	03/15/28	425,000	441,596
Terrier Media Buyer, Inc.	USD	8.88%	12/15/27	1,077,000	1,148,351	(1)
Univision Communications, Inc.:
	USD	6.63%	06/01/27	1,022,000	1,107,899	(1)
	USD	4.50%	05/01/29	132,000	134,066	(1)
					6,040,883

Midstream - 6.69%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.75%	03/01/27	465,000	479,540	(1)
	USD	5.75%	01/15/28	557,000	580,684	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	648,000	720,158
DT Midstream, Inc.	USD	4.38%	06/15/31	759,000	784,616	(1)
EQM Midstream Partners LP	USD	6.50%	07/01/27	766,000	855,090	(1)
Genesis Energy LP / Genesis Energy Finance Corp.:
	USD	8.00%	01/15/27	572,000	568,728
	USD	7.75%	02/01/28	1,061,000	1,041,478
Hess Midstream Operations LP	USD	4.25%	02/15/30	161,000	163,246	(1)
Holly Energy Partners LP / Holly Energy Finance Corp.	USD	5.00%	02/01/28	622,000	635,404	(1)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,203,000	1,304,016
					7,132,960

Paper/Forest Products - 0.59%
Mercer International, Inc.	USD	5.13%	02/01/29	620,000	625,537

Restaurants - 0.65%
1011778 BC ULC / New Red Finance, Inc.	USD	3.88%	01/15/28	684,000	693,405	(1)

Retail Food/Drug - 1.04%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
	USD	4.63%	01/15/27	283,000	299,980	(1)
	USD	5.88%	02/15/28	65,000	69,794	(1)
	USD	4.88%	02/15/30	533,000	582,302	(1)
Ingles Markets, Inc.	USD	4.00%	06/15/31	154,000	157,982	(1)
					1,110,058

Retail Non Food/Drug - 1.57%
Ambience Merger Sub, Inc.	USD	4.88%	07/15/28	824,000	829,834	(1)
LCM Investments Holdings II LLC	USD	4.88%	05/01/29	98,000	100,818	(1)
PetSmart, Inc. / PetSmart Finance Corp.:
	USD	4.75%	02/15/28	196,000	204,330	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Non Food/Drug (continued)
PetSmart, Inc. / PetSmart Finance Corp. (continued)
	USD	7.75%	02/15/29	486,000	$534,600	(1)
					1,669,582

Satellite - 1.64%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	850,000	966,968
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	464,000	241,860	(2)
Viasat, Inc.	USD	5.63%	04/15/27	521,000	541,189	(1)
					1,750,017

Services Other - 4.12%
ADT Security Corp.	USD	4.13%	08/01/29	1,063,000	1,062,979	(1)
GFL Environmental, Inc.:
	USD	4.75%	06/15/29	341,000	350,804	(1)
	USD	4.38%	08/15/29	449,000	452,048	(1)
Prime Security Services Borrower LLC / Prime Finance, Inc.	USD	6.25%	01/15/28	1,533,000	1,590,488	(1)
WW International, Inc.	USD	4.50%	04/15/29	946,000	936,540	(1)
					4,392,859

Technology - 1.95%
Avaya, Inc.	USD	6.13%	09/15/28	501,000	529,181	(1)
Fair Isaac Corp.	USD	4.00%	06/15/28	221,000	229,011	(1)
Plantronics, Inc.	USD	4.75%	03/01/29	1,177,000	1,128,367	(1)
Rackspace Technology Global, Inc.	USD	3.50%	02/15/28	196,000	188,409	(1)
					2,074,968

Wirelines - 1.22%
Consolidated Communications, Inc.	USD	6.50%	10/01/28	1,188,000	1,300,860	(1)

TOTAL CORPORATE BONDS					101,557,214
(Cost $98,774,473)

BANK LOANS - 1.56%(3)
Consumer Products - 0.32%
Revlon Consumer Products Corporation - Initial B Term Loan	USD	3M US L + 3.50%	09/07/23	567,344	336,293

Containers/Packaging - 0.13%
Flex Acquisition Co., Inc. (aka Novolex) - Specified Refinancing Term Loan	USD	3M US L + 3.50%	03/02/28	134,561	133,912

Healthcare - 0.53%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	284,311	251,514
LifePoint Health, Inc. - Term B Loan	USD	1M US L + 3.75%	11/16/25	317,115	315,257
					566,771

Industrial Other - 0.58%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	254,874	253,193

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Industrial Other (continued)
Gates Global LLC - Initial B-3 Dollar Term Loan	USD	1M US L + 2.50%	03/31/27	257,265	$256,461
Oregon Tool, Inc. - New Refinancing Term Loan	USD	1M US L + 3.75%	04/12/23	111,304	111,501
					621,155

TOTAL BANK LOANS					1,658,131
(Cost $1,853,221)

COMMON/PREFERRED STOCKS - 0.00%(4)
Exploration & Production - 0.00%(4)
Alta Mesa Escrow	USD	N/A	N/A	400,000	40	(5)(6)

Transport Other - 0.00%(4)
Euronav NV	USD	N/A	N/A	31	254	(6)

TOTAL COMMON/PREFERRED STOCKS					294
(Cost $40)

SHORT TERM INVESTMENTS - 1.42%
Money Market Fund - 1.42%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.03%	N/A	1,512,379	1,512,681

TOTAL SHORT TERM INVESTMENTS					1,512,681
(Cost $1,512,394)

Total Investments - 98.23%					104,728,320
(Cost $102,140,128)
Other Assets in Excess of Liabilities - 1.77%					1,891,519

Net Assets - 100.00%					$106,619,839

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of August 31, 2021 was 0.08%

3M US L - 3 Month LIBOR as of August 31, 2021 was 0.12%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $75,367,917, which represents approximately 70.69% of net assets as of August 31, 2021.
(2)	Security is in default and therefore is non-income producing.
(3)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(4)	Amount represents less than 0.005% of net assets.
(5)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(6)	Non-income producing security.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments

August 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 85.97%
Brazil - 4.83%
Brazil Letras do Tesouro Nacional:
	BRL	0.00%	01/01/22	11,550,000	$2,187,627	(1)
	BRL	0.00%	01/01/24	9,990,000	1,572,167	(1)
	BRL	10.00%	01/01/31	7,490,000	1,410,862
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/22	1,190,000	215,962	(1)
	BRL	10.00%	01/01/23	8,370,000	1,646,684
	BRL	10.00%	01/01/29	2,880,000	552,589
					7,585,891

Chile - 1.42%
Republic of Chile:
	CLP	4.50%	03/01/26	1,085,000,000	1,433,637
	CLP	4.70%	09/01/30	620,000,000	801,354	(2)
					2,234,991

China - 11.59%
China Government Bond:
	CNY	3.19%	04/11/24	24,470,000	3,851,475
	CNY	1.99%	04/09/25	26,510,000	4,005,279
	CNY	3.13%	11/21/29	66,050,000	10,360,025
					18,216,779

Colombia - 6.62%
Bogota Distrio Capital	COP	9.75%	07/26/28	10,114,000,000	2,885,455	(3)
Titulos De Tesoreria:
	COP	10.00%	07/24/24	6,917,000,000	2,084,221
	COP	7.50%	08/26/26	1,208,000,000	340,532
	COP	5.75%	11/03/27	2,465,000,000	634,125
	COP	6.00%	04/28/28	2,195,000,000	564,554
	COP	7.75%	09/18/30	9,296,000,000	2,606,094
	COP	7.00%	06/30/32	4,137,000,000	1,078,716
	COP	7.25%	10/18/34	801,000,000	209,532
					10,403,229

Czech Republic - 3.56%
Czech Republic Government:
	CZK	2.40%	09/17/25	3,970,000	189,392
	CZK	1.00%	06/26/26	36,500,000	1,639,867
	CZK	0.25%	02/10/27	42,980,000	1,842,155
	CZK	4.20%	12/04/36	32,050,000	1,929,036
					5,600,450

Egypt - 0.99%
Egypt Treasury Bill	EGP	0.00%	09/28/21	5,000,000	315,554	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt	EGP	13.77%	01/05/24	19,491,000	$1,235,202
					1,550,756

Indonesia - 11.66%
Republic of Indonesia:
	IDR	7.00%	05/15/22	10,090,000,000	726,551
	IDR	11.00%	09/15/25	58,400,000,000	4,985,241
	IDR	8.38%	09/15/26	31,031,000,000	2,483,568
	IDR	6.50%	02/15/31	2,700,000,000	195,744
	IDR	8.25%	06/15/32	14,010,000,000	1,119,818
	IDR	6.63%	05/15/33	68,500,000,000	4,862,839
	IDR	8.38%	03/15/34	33,690,000,000	2,728,270
	IDR	7.50%	05/15/38	16,480,000,000	1,227,695
					18,329,726

Malaysia - 4.40%
Malaysia Government:
	MYR	3.91%	07/15/26	6,370,000	1,616,635
	MYR	3.50%	05/31/27	3,800,000	941,544
	MYR	3.90%	11/16/27	1,580,000	400,226
	MYR	3.73%	06/15/28	1,110,000	278,101
	MYR	3.89%	08/15/29	10,020,000	2,524,886
	MYR	4.50%	04/15/30	2,530,000	663,691
	MYR	2.63%	04/15/31	2,160,000	495,574
					6,920,657

Mexico - 6.20%
Mexican Bonos:
	MXN	6.75%	03/09/23	11,087,000	562,548
	MXN	8.00%	12/07/23	16,760,000	874,217
	MXN	8.00%	09/05/24	6,210,000	325,386
	MXN	5.75%	03/05/26	27,850,000	1,347,243
	MXN	7.75%	11/23/34	11,096,000	579,672
	MXN	10.00%	11/20/36	24,916,000	1,546,666
	MXN	8.50%	11/18/38	52,770,000	2,875,842
	MXN	7.75%	11/13/42	32,160,000	1,634,551
					9,746,125

Peru - 1.49%
Republic of Peru:
	PEN	6.15%	08/12/32	4,230,000	1,023,064
	PEN	5.40%	08/12/34	5,046,000	1,100,684
	PEN	5.35%	08/12/40	1,050,000	214,861
					2,338,609

Poland - 5.75%
Kfw	PLN	1.70%	01/17/22	6,000,000	1,575,502
Republic of Poland:
	PLN	4.00%	10/25/23	18,930,000	5,323,323
	PLN	2.75%	04/25/28	7,550,000	2,144,175
					9,043,000

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania - 3.04%
Romania Government Bond:
	RON	5.00%	02/12/29	14,155,000	$3,675,185
	RON	3.65%	09/24/31	4,700,000	1,110,625
					4,785,810

Russia - 8.69%
Russian Federation:
	RUB	7.60%	07/20/22	196,990,000	2,715,434
	RUB	7.40%	12/07/22	144,130,000	1,987,172
	RUB	7.95%	10/07/26	34,270,000	492,287
	RUB	7.05%	01/19/28	17,630,000	244,347
	RUB	8.50%	09/17/31	201,530,000	3,069,192
	RUB	7.70%	03/23/33	301,100,000	4,340,914
	RUB	7.70%	03/16/39	56,000,000	808,643
					13,657,989

Serbia - 0.60%
Serbia Treasury Bonds	RSD	4.50%	08/20/32	85,700,000	949,383

South Africa - 9.11%
Republic of South Africa:
	ZAR	10.50%	12/21/26	36,480,000	2,859,100
	ZAR	8.88%	02/28/35	14,000,000	886,063
	ZAR	6.25%	03/31/36	170,190,000	8,404,922
	ZAR	8.50%	01/31/37	24,077,000	1,438,793
	ZAR	6.50%	02/28/41	15,780,000	739,413
					14,328,291

Thailand - 3.41%
Thailand Government:
	THB	2.88%	12/17/28	25,250,000	875,698
	THB	3.78%	06/25/32	41,620,000	1,552,696
	THB	1.59%	12/17/35	85,370,000	2,533,415
	THB	4.68%	06/29/44	8,950,000	391,180
					5,352,989

Turkey - 1.99%
Republic of Turkey:
	TRY	11.00%	03/02/22	2,900,000	337,424
	TRY	7.10%	03/08/23	7,690,000	799,098
	TRY	9.00%	07/24/24	6,100,000	598,887
	TRY	10.60%	02/11/26	4,090,000	396,877
	TRY	11.00%	02/24/27	5,610,000	534,591
	TRY	10.50%	08/11/27	4,900,000	453,977
					3,120,854

Uruguay - 0.62%
Republic of Uruguay:
	UYU	9.88%	06/20/22	28,360,000	682,200	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Uruguay (continued)
Republic of Uruguay: (continued)
	UYU	8.50%	03/15/28	12,100,000	$296,863	(2)
					979,063

TOTAL SOVEREIGN DEBT OBLIGATIONS					135,144,592
(Cost $137,904,650)

CORPORATE BONDS - 6.24%
Brazil - 1.91%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	15,255,719	3,000,608	(2)

Kazakhstan - 0.17%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	116,250,000	270,504	(2)

Mexico - 4.16%
America Movil SAB de CV	MXN	6.45%	12/05/22	90,680,000	4,531,957
Petroleos Mexicanos	MXN	7.47%	11/12/26	45,370,000	2,012,932
					6,544,889

TOTAL CORPORATE BONDS					9,816,001
(Cost $11,744,394)

SHORT TERM INVESTMENTS - 3.48%
Money Market Fund - 3.48%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.03%	N/A	5,467,685	5,468,779

TOTAL SHORT TERM INVESTMENTS					5,468,779
(Cost $5,468,788)

Total Investments - 95.69%					150,429,372
(Cost $155,117,832)
Other Assets In Excess of Liabilities - 4.31%					6,778,284

Net Assets - 100.00%					$157,207,656

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
CLP	-	Chilean Peso
CNH	-	Chinese Yuan Offshore
CNY	-	Chinese Yuan
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RSD	-	Serbian Dinar
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,369,329, which represents approximately 2.78% of net assets as of August 31, 2021.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2021, the aggregate fair value of those securities was $3,567,655, which represents approximately 2.27% of net assets.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2021	Fund Delivering	U.S. $ Value at August 31, 2021	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	09/02/21	BRL	808,966	USD	798,969	$9,997
Citigroup Global Markets	09/14/21	USD	2,223,080	RON	2,218,032	5,048
Citigroup Global Markets	10/04/21	BRL	805,330	USD	794,432	10,898
Citigroup Global Markets	10/06/21	CZK	160,027	USD	157,992	2,035
Citigroup Global Markets	10/06/21	USD	160,316	CZK	160,027	289
Citigroup Global Markets	10/22/21	COP	253,012	USD	252,732	280
Citigroup Global Markets	10/29/21	CLP	174,058	USD	173,522	536
Citigroup Global Markets	10/29/21	USD	110,097	CLP	108,126	1,971
Goldman Sachs & Co.	09/02/21	BRL	1,145,111	USD	1,137,085	8,026
Goldman Sachs & Co.	09/30/21	RUB	799,803	USD	787,863	11,940
Goldman Sachs & Co.	10/04/21	BRL	1,139,964	USD	1,124,514	15,450
Goldman Sachs & Co.	10/06/21	CZK	2,438,708	USD	2,407,971	30,737
Goldman Sachs & Co.	10/06/21	HUF	1,566,202	USD	1,510,568	55,634
Goldman Sachs & Co.	10/06/21	PLN	1,925,299	USD	1,899,177	26,122
J.P. Morgan Chase & Co.	09/14/21	USD	953,123	RON	951,422	1,701
J.P. Morgan Chase & Co.	10/06/21	HUF	1,563,957	USD	1,506,755	57,202
J.P. Morgan Chase & Co.	10/06/21	PLN	1,247,300	USD	1,229,300	18,000
						$255,866

Citigroup Global Markets	10/29/21	CLP	1,032,015	USD	1,050,675	$(18,660)
Citigroup Global Markets	09/29/21	THB	631,273	USD	639,303	(8,030)
Citigroup Global Markets	09/29/21	USD	61,404	THB	63,596	(2,192)
Citigroup Global Markets	10/22/21	USD	600,908	CNH	604,609	(3,701)
Citigroup Global Markets	10/22/21	USD	1,001,875	COP	1,029,421	(27,546)
Citigroup Global Markets	09/02/21	USD	797,826	BRL	808,966	(11,140)
Goldman Sachs & Co.	09/29/21	THB	2,730,292	USD	2,749,116	(18,824)
Goldman Sachs & Co.	10/29/21	USD	242,019	MXN	244,712	(2,693)
Goldman Sachs & Co.	10/18/21	USD	2,012,409	ZAR	2,031,261	(18,852)
Goldman Sachs & Co.	09/02/21	USD	1,129,297	BRL	1,145,111	(15,814)
HSBC	10/22/21	USD	2,096,144	CNH	2,109,060	(12,916)
J.P. Morgan Chase & Co.	10/04/21	BRL	1,743,028	USD	1,760,636	(17,608)
J.P. Morgan Chase & Co.	10/06/21	PLN	2,114,952	USD	2,120,599	(5,647)
J.P. Morgan Chase & Co.	09/29/21	THB	575,092	USD	582,407	(7,315)
J.P. Morgan Chase & Co.	10/29/21	USD	559,349	MXN	565,552	(6,203)
J.P. Morgan Chase & Co.	10/22/21	USD	1,062,815	COP	1,092,803	(29,988)
						$(207,129)

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments

August 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 96.37%
Argentina - 2.19%
MSU Energy SA	USD	6.88%	02/01/25	48,000	$38,227	(1)
Pampa Energia SA	USD	7.50%	01/24/27	35,000	32,156	(1)
YPF SA:
	USD	8.50%	07/28/25	16,000	13,706	(1)
	USD	6.95%	07/21/27	87,000	65,263	(2)
					149,352

Brazil - 8.58%
Adecoagro SA	USD	6.00%	09/21/27	27,000	28,475	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	6,000	6,748	(1)(3)(4)
CSN Inova Ventures	USD	6.75%	01/28/28	20,000	22,007	(1)
Gol Finance SA	USD	7.00%	01/31/25	66,000	63,112	(1)
Guara Norte Sarl	USD	5.20%	06/15/34	20,628	21,209	(1)
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV	USD	5.00%	05/07/28	23,000	23,423	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	32,000	32,657	(1)(3)(4)
Klabin Austria GmbH:
	USD	3.20%	01/12/31	30,000	29,700	(1)
	USD	7.00%	04/03/49	23,000	29,170	(1)
MC Brazil Downstream Trading SARL	USD	7.25%	06/30/31	51,000	52,979	(1)
Minerva Luxembourg SA	USD	4.38%	03/18/31	33,000	32,423	(1)
MV24 Capital BV	USD	6.75%	06/01/34	21,477	23,440	(1)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	28,000	32,043
	USD	6.90%	03/19/49	51,000	60,512
Simpar Europe SA	USD	5.20%	01/26/31	45,000	46,280	(1)
Usiminas International Sarl	USD	5.88%	07/18/26	76,000	81,625	(1)
					585,803

Chile - 2.72%
ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par	USD	4.05%	04/27/26	18,000	18,347	(1)
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	29,000	35,005	(1)
Cencosud SA	USD	4.38%	07/17/27	14,000	15,368	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.88%	10/30/24	11,000	11,782	(1)
Geopark, Ltd.	USD	5.50%	01/17/27	60,000	60,083	(1)
Inversiones CMPC SA	USD	3.00%	04/06/31	28,000	28,455	(1)
VTR Comunicaciones SpA	USD	5.13%	01/15/28	16,000	16,755	(1)
					185,795

China - 6.89%
Bank of China, Ltd.	USD	5.00%	11/13/24	46,000	51,259	(2)
ENN Clean Energy International Investment, Ltd.	USD	3.38%	05/12/26	131,000	133,336	(1)
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	44,000	44,902	(2)
Tencent Holdings, Ltd.:
	USD	2.39%	06/03/30	14,000	14,001	(1)
	USD	3.24%	06/03/50	14,000	13,799	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China (continued)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	$201,718
Yingde Gases Investment, Ltd.	USD	6.25%	01/19/23	11,000	11,323	(2)
					470,338

Colombia - 3.67%
AI Candelaria Spain SLU:
	USD	7.50%	12/15/28	32,000	35,640	(1)
	USD	7.50%	12/15/28	20,000	22,275	(2)
Ecopetrol SA:
	USD	5.38%	06/26/26	29,000	31,987
	USD	7.38%	09/18/43	33,000	40,524
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	103,000	91,026	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	27,900	29,142	(1)
					250,594

Ghana - 1.92%
Tullow Oil PLC:
	USD	7.00%	03/01/25	98,000	83,545	(1)
	USD	10.25%	05/15/26	46,000	47,811	(1)
					131,356

Guatemala - 1.51%
Energuate Trust	USD	5.88%	05/03/27	38,000	39,766	(1)
Investment Energy Resources, Ltd.	USD	6.25%	04/26/29	58,000	63,437	(1)
					103,203

Hong Kong - 3.00%
ESR Cayman, Ltd.	USD	7.88%	04/04/22	200,000	204,975

India - 4.81%
Bharti Airtel, Ltd.:
	USD	4.38%	06/10/25	15,000	16,314	(2)
	USD	3.25%	06/03/31	33,000	33,478	(1)
Greenko Dutch BV	USD	3.85%	03/29/26	24,000	24,546	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	173,000	184,970	(1)(3)(4)
Vedanta Resources Finance II PLC:
	USD	13.88%	01/21/24	19,000	20,953	(1)
	USD	8.95%	03/11/25	21,000	21,354	(1)
Vedanta Resources, Ltd.	USD	6.38%	07/30/22	27,000	27,078	(1)
					328,693

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 3.44%
Indika Energy Capital IV Pte, Ltd.	USD	8.25%	10/22/25	12,000	$12,654	(1)
Indonesia Asahan Aluminium Persero PT	USD	5.45%	05/15/30	60,000	70,075	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	125,000	132,187	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	7.50% PIK	12/11/22	9,635	6,956	(5)
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak	USD	4.85%	10/14/38	12,000	13,319	(1)
					235,191

Israel - 4.91%
Altice Financing SA	USD	5.00%	01/15/28	94,000	94,277	(1)
Leviathan Bond, Ltd.	USD	6.75%	06/30/30	74,000	83,361	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	164,000	157,997
					335,635

Jamaica - 0.42%
Digicel Group Holdings, Ltd.	USD	8% Cash and 2% PIK or 10.00% PIK	04/01/24	14,527	14,434	(5)
Digicel, Ltd.	USD	6.75%	03/01/23	15,000	14,250	(2)
					28,684

Macau - 3.50%
Melco Resorts Finance, Ltd.:
	USD	5.63%	07/17/27	87,000	90,394
	USD	5.75%	07/21/28	32,000	33,426	(1)
Sands China, Ltd.	USD	5.40%	08/08/28	18,000	20,828
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	79,000	82,579	(1)
	USD	6.50%	01/15/28	11,000	11,550	(1)
					238,777

Malaysia - 3.11%
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	212,351

Mexico - 7.71%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	69,000	58,693	(1)(6)
America Movil SAB de CV	USD	3.63%	04/22/29	13,000	14,313
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	77,000	80,150	(1)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	63,000	67,890	(1)(3)(4)
	USD	7.50%	Perpetual	43,000	48,941	(1)(3)(4)
BBVA Bancomer SA	USD	6.75%	09/30/22	11,000	11,648	(1)
Cemex SAB de CV	USD	5Y US TI + 4.534%	Perpetual	33,000	34,576	(1)(3)(4)
Cometa Energia SA de CV	USD	6.38%	04/24/35	51,184	60,404	(1)
FEL Energy VI Sarl	USD	5.75%	12/01/40	10,941	11,668	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	24,903	28,624	(1)
Petroleos Mexicanos	USD	7.69%	01/23/50	48,000	45,949
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	35,000	34,205	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	21,000	29,925
					526,986

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria - 2.63%
Access Bank PLC	USD	10.50%	10/19/21	22,000	$22,356	(1)
Africa Finance Corp.	USD	2.88%	04/28/28	32,000	32,480	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	93,000	100,198	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	24,893	(1)
					179,927

Oman - 0.44%
Oryx Funding, Ltd.	USD	5.80%	02/03/31	28,000	29,750	(1)

Panama - 0.83%
C&W Senior Financing DAC	USD	7.50%	10/15/26	54,000	56,362	(1)

Peru - 3.87%
Banco BBVA Peru SA	USD	5Y US TI + 2.75%	09/22/29	13,000	13,754	(2)(3)
Banco de Credito del Peru	USD	5Y US TI + 3.00%	07/01/30	28,000	28,000	(1)(3)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	92,000	94,524	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	22,000	23,331	(1)
	USD	4.13%	08/16/27	53,000	54,871	(1)
Nexa Resources SA	USD	6.50%	01/18/28	45,000	50,027	(1)
					264,507

Russia - 4.02%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	118,000	132,308	(1)
Lukoil Securities BV	USD	3.88%	05/06/30	103,000	109,566	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	32,592	(1)(3)(4)
					274,466

Saudi Arabia - 3.09%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	102,890	122,439	(1)
Saudi Arabian Oil Co.:
	USD	3.50%	04/16/29	40,000	43,623	(1)
	USD	3.25%	11/24/50	46,000	45,195	(1)
					211,257

South Africa - 3.18%
AngloGold Ashanti Holdings PLC	USD	3.75%	10/01/30	52,000	54,600
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	109,000	114,014	(1)
Liquid Telecommunications Financing PLC	USD	5.50%	09/04/26	30,000	31,162	(1)
Prosus NV	USD	3.83%	02/08/51	19,000	17,320	(1)
					217,096

South Korea - 1.93%
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	60,000	66,052	(2)
Woori Bank	USD	4.75%	04/30/24	60,000	65,620	(2)
					131,672

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Tanzania - 0.93%
HTA Group, Ltd.	USD	7.00%	12/18/25	60,000	$63,820	(1)

Thailand - 2.40%
Bangkok Bank PCL	USD	5Y US TI + 1.90%	09/25/34	50,000	51,812	(1)(3)
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	68,615	(1)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	43,356	(2)
					163,783

Turkey - 3.79%
Akbank Turk AS:
	USD	5.13%	03/31/25	15,000	15,251	(1)
	USD	6.80%	04/27/28	35,000	35,713	(1)(3)
Aydem Yenilenebilir Enerji AS	USD	7.75%	02/02/27	62,000	61,923	(1)
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	37,000	40,776	(1)
Turkiye Garanti Bankasi AS	USD	6.13%	05/24/27	60,000	60,703	(1)(3)
Ulker Biskuvi Sanayi AS	USD	6.95%	10/30/25	41,000	44,298	(1)
					258,664

Ukraine - 3.59%
Metinvest BV:
	USD	7.75%	04/23/23	60,000	64,125	(1)
	USD	7.75%	10/17/29	77,000	86,457	(1)
VF Ukraine PAT via VFU Funding PLC	USD	6.20%	02/11/25	91,000	94,754	(1)
					245,336

United Arab Emirates - 3.69%
DP World, Ltd./United Arab Emirates	USD	4.70%	09/30/49	149,000	166,655	(1)
Galaxy Pipeline Assets Bidco, Ltd.	USD	1.75%	09/30/27	84,000	85,470	(1)
					252,125

United States - 0.50%
SierraCol Energy Andina LLC	USD	6.00%	06/15/28	34,000	33,984	(1)

Vietnam - 1.53%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	104,000	104,497	(1)

Zambia - 1.57%
First Quantum Minerals, Ltd.:
	USD	6.50%	03/01/24	39,000	39,834	(1)
	USD	7.50%	04/01/25	65,000	67,620	(1)
					107,454

TOTAL CORPORATE BONDS					6,582,433
(Cost $6,246,221)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 3.46%
Money Market Fund - 3.46%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.03%	N/A	236,356	$236,403

TOTAL SHORT TERM INVESTMENTS					236,403
(Cost $236,407)

Total Investments - 99.83%					6,818,836
(Cost $6,482,628)
Other Assets In Excess of Liabilities - 0.17%					11,740

Net Assets - 100.00%					$6,830,576

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

PIK - Payment in-kind

TI – Treasury Index

Reference Rates:

5Y US TI -  5 Year US Treasury Index as of August 31, 2021 was 0.77%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,948,559, which represents approximately 72.45% of net assets as of August 31, 2021.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2021, the aggregate fair value of those securities was $414,368, which represents approximately 6.07% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.
(6)	Security is in default and therefore is non-income producing.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments

August 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 62.83%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	N/A	175,392	$1,632,895	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	N/A	725,037	7,206,864	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	N/A	1,079,992	8,877,538	(1)
Stone Harbor Local Markets Fund	USD	N/A	N/A	255,938	2,300,880	(1)
					20,018,177

TOTAL OPEN-END FUNDS					20,018,177
(Cost $19,914,638)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 2.15%
Aqua Finance Trust, Series 2019-A	USD	3.14%	09/15/25	32,808	33,643	(2)
BB-UBS Trust, Series 2012-TFT	USD	2.89%	06/05/30	20,898	20,939	(2)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/34	100,000	99,894	(2)(3)
CLNY Trust, Series 2019-IKPR	USD	1M US L + 1.13%	11/15/38	50,000	50,127	(2)(3)
Fannie Mae Pool, Series 2013-	USD	3.00%	07/01/27	38,379	40,656	(4)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	15,298	15,402	(4)
Series 2016-SC01	USD	3.50%	07/25/46	25,509	25,984	(4)
Invitation Homes Trust, Series 2017-SFR2	USD	1M US L + 0.85%	12/17/36	14,937	14,971	(2)(3)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	52,508	46,572
MBRT, Series 2019-MBR	USD	1M US L + 0.85%	11/25/21	75,000	75,092	(2)(3)
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV	USD	4.43%	10/15/22	100,000	79,911	(2)(3)
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1	USD	1.43%	08/15/23	50,000	50,154	(2)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	12,049	12,239	(2)(3)
Verus Securitization Trust 2021-3, Series 2021-3	USD	1.05%	06/25/66	118,852	119,112	(2)(3)
					684,696

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					684,696
(Cost $681,869)

CORPORATE BONDS - 15.02%
Aerospace/Defense - 0.40%
Boeing Co.	USD	3.60%	05/01/34	25,000	26,514
General Dynamics Corp.	USD	2.85%	06/01/41	50,000	52,283
Raytheon Technologies Corp.	USD	1.90%	09/01/31	50,000	49,446
					128,243

Automotive - 0.42%
Ford Motor Credit Co. LLC	USD	4.27%	01/09/27	50,000	53,572
General Motors Financial Co., Inc.	USD	4.35%	01/17/27	50,000	56,302
Hyundai Capital America	USD	1.30%	01/08/26	25,000	24,746	(2)
					134,620

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Banking - 3.47%
Bank of America Corp.	USD	3M US L + 0.99%	02/13/31	100,000	$102,897	(3)
Citigroup, Inc.:
	USD	4.40%	06/10/25	50,000	55,648
	USD	4.45%	09/29/27	75,000	85,950
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	52,987	(2)(3)
Deutsche Bank AG:
	USD	3.70%	05/30/24	50,000	53,478
	USD	1D US SOFR + 1.87%	11/24/26	50,000	51,106	(3)
Goldman Sachs Group, Inc.	USD	1D US SOFR + 0.61%	02/12/26	50,000	49,733	(3)
HSBC Holdings PLC:
	USD	1D US SOFR + 1.54%	04/18/26	25,000	25,319	(3)
	USD	1D US SOFR + 1.29%	05/24/27	25,000	25,098	(3)
Intesa Sanpaolo SpA	USD	4.00%	09/23/29	75,000	82,886	(2)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	55,051
Mizuho Financial Group, Inc.	USD	1D US SOFR + 1.53%	09/08/31	75,000	73,800	(3)
Morgan Stanley	USD	1D US SOFR + 1.02%	04/28/32	50,000	48,905	(3)
Societe Generale SA	USD	1Y US TI + 1.10%	12/14/26	75,000	74,631	(2)(3)
Standard Chartered PLC:
	USD	3M US L + 1.21%	01/30/26	25,000	26,132	(2)(3)
	USD	5Y US TI + 2.30%	02/18/36	25,000	25,144	(2)(3)
	USD	5.70%	03/26/44	25,000	33,001	(2)
State Street Corp.	USD	2.20%	03/03/31	50,000	51,068
Sumitomo Mitsui Financial Group, Inc.	USD	2.14%	09/23/30	25,000	24,549
Synchrony Financial	USD	3.70%	08/04/26	50,000	54,827
Wells Fargo & Co.	USD	1D US SOFR + 1.26%	02/11/31	50,000	51,952	(3)
					1,104,162

Building Products - 0.19%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	61,790

Chemicals - 0.35%
Huntsman International LLC	USD	2.95%	06/15/31	50,000	51,802
Nutrien, Ltd.	USD	3.95%	05/13/50	50,000	58,866
					110,668

Commercial Services - 0.16%
Equifax, Inc.	USD	2.35%	09/15/31	50,000	50,377

Construction Machinery - 0.16%
CNH Industrial Capital LLC	USD	1.45%	07/15/26	50,000	50,016

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Diversified Manufacturing - 0.17%
Carrier Global Corp.	USD	3.58%	04/05/50	50,000	$54,514

Electric - 1.02%
Appalachian Power Co.	USD	3.70%	05/01/50	50,000	55,948
Duke Energy Corp.	USD	3.50%	06/15/51	50,000	52,886
Electricite de France SA	USD	4.50%	09/21/28	50,000	58,179	(2)
Entergy Texas, Inc.	USD	3.55%	09/30/49	50,000	55,181
NextEra Energy Capital Holdings, Inc.	USD	2.25%	06/01/30	50,000	50,986
Vistra Operations Co. LLC	USD	3.55%	07/15/24	50,000	52,907	(2)
					326,087

Environmental Services - 0.16%
Waste Management, Inc.	USD	2.95%	06/01/41	50,000	51,961

Exploration & Production - 0.33%
BP Capital Markets PLC	USD	5Y US TI + 4.04%	Perpetual	50,000	53,375	(3)(5)
TotalEnergies Capital International SA	USD	3.13%	05/29/50	50,000	51,819
					105,194

Food and Beverage - 0.15%
Conagra Brands, Inc.	USD	1.38%	11/01/27	50,000	49,070

Gaming - 0.16%
Las Vegas Sands Corp.	USD	3.20%	08/08/24	50,000	51,970

Gas Distributors - 0.18%
Sempra Energy	USD	4.00%	02/01/48	50,000	56,659

Gas Pipelines - 0.72%
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	57,603
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	63,678
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	57,876
Williams Cos., Inc.	USD	2.60%	03/15/31	50,000	51,053
					230,210

Healthcare - 0.37%
CVS Health Corp.:
	USD	4.30%	03/25/28	10,000	11,525
	USD	4.78%	03/25/38	25,000	31,148
Laboratory Corp. of America Holdings	USD	1.55%	06/01/26	75,000	75,816
					118,489

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Healthcare-Services - 0.32%
HCA, Inc.	USD	3.50%	07/15/51	50,000	$51,155
Universal Health Services, Inc.	USD	1.65%	09/01/26	50,000	50,060	(2)
					101,215

Industrial Other - 0.17%
Flowserve Corp.	USD	3.50%	10/01/30	50,000	52,772

Lodging - 0.25%
Marriott International, Inc.:
	USD	5.75%	05/01/25	25,000	28,734
	USD	2.85%	04/15/31	50,000	51,051
					79,785

Media Cable - 0.29%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	25,000	34,932
Comcast Corp.	USD	3.97%	11/01/47	50,000	58,896
					93,828

Media Other - 0.09%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	29,477

Metals/Mining/Steel - 0.18%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	55,890	(2)

Non Captive Finance - 0.17%
Air Lease Corp.	USD	3.63%	12/01/27	50,000	54,208

Oil&Gas - 0.16%
Valero Energy Corp.	USD	2.15%	09/15/27	50,000	50,899

Pharmaceuticals - 0.33%
AbbVie, Inc.	USD	3.20%	11/21/29	50,000	54,690
Pfizer, Inc.	USD	1.75%	08/18/31	50,000	49,790
					104,480

Pipelines - 0.35%
Boardwalk Pipelines LP	USD	4.80%	05/03/29	50,000	57,868
Eastern Gas Transmission & Storage, Inc.	USD	3.00%	11/15/29	50,000	53,247	(2)
					111,115

Property & Casualty Insurance - 0.16%
Kemper Corp.	USD	2.40%	09/30/30	50,000	50,402

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Refining - 0.15%
Phillips 66	USD	2.15%	12/15/30	50,000	$49,307

REITS - 0.82%
Boston Properties LP	USD	2.55%	04/01/32	50,000	50,693
CubeSmart LP	USD	3.00%	02/15/30	50,000	52,975
Office Properties Income Trust	USD	2.40%	02/01/27	50,000	50,039
SITE Centers Corp.:
	USD	4.25%	02/01/26	15,000	16,358
	USD	4.70%	06/01/27	35,000	39,422
WEA Finance LLC	USD	2.88%	01/15/27	50,000	52,106	(2)
					261,593

Restaurants - 0.20%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	62,504

Retail Non Food/Drug - 0.15%
O'Reilly Automotive, Inc.	USD	1.75%	03/15/31	50,000	48,551

Semiconductors - 0.16%
Intel Corp.	USD	1.60%	08/12/28	50,000	50,323

Services Other - 0.33%
Expedia Group, Inc.	USD	3.25%	02/15/30	50,000	51,885
Western Union Co.	USD	2.85%	01/10/25	50,000	52,709
					104,594

Software - 0.16%
salesforce.com, Inc.	USD	2.70%	07/15/41	50,000	51,059

Technology - 0.98%
Automatic Data Processing, Inc.	USD	1.70%	05/15/28	50,000	50,911
Broadcom, Inc.	USD	5.00%	04/15/30	50,000	59,276
Electronic Arts, Inc.	USD	2.95%	02/15/51	50,000	49,750
Fidelity National Information Services, Inc.	USD	1.15%	03/01/26	50,000	49,776
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	54,182	(2)
TSMC Global, Ltd.	USD	1.00%	09/28/27	50,000	48,516	(2)
					312,411

Telecommunications - 0.23%
Verizon Communications, Inc.	USD	3.00%	11/20/60	75,000	72,310

Transportation Non Air/Rail - 0.19%
FedEx Corp.	USD	4.40%	01/15/47	50,000	60,776

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wireless - 0.37%
T-Mobile USA, Inc.:
	USD	3.88%	04/15/30	25,000	$28,042
	USD	4.50%	04/15/50	25,000	30,010
Vodafone Group PLC	USD	4.25%	09/17/50	50,000	58,995
					117,047

Wirelines - 0.40%
AT&T, Inc.:
	USD	2.25%	02/01/32	75,000	74,585
	USD	3.65%	09/15/59	50,000	51,545	(2)
					126,130

TOTAL CORPORATE BONDS					4,784,706
(Cost $4,663,003)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 8.15%
FNMA TBA	USD	2.50%	09/15/21	2,500,000	2,596,680	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,596,680
(Cost $2,599,219)

U.S. TREASURY BONDS/NOTES - 5.83%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	55,494
	USD	2.50%	02/15/46	225,000	251,341
U.S. Treasury Notes:
	USD	2.00%	11/15/21	625,000	627,494
	USD	2.13%	05/15/25	325,000	343,662
	USD	2.00%	08/15/25	550,000	580,121
					1,858,112

TOTAL U.S. TREASURY BONDS/NOTES					1,858,112
(Cost $1,837,809)

SHORT TERM INVESTMENTS - 5.18%
Money Market Fund - 5.18%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.03%	N/A	1,650,308	1,650,638

TOTAL SHORT TERM INVESTMENTS					1,650,638
(Cost $1,650,686)

Total Investments - 99.16%					31,593,009
(Cost $31,347,224)
Other Assets In Excess of Liabilities - 0.84%					266,285	(6)

Net Assets - 100.00%					$31,859,294

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of August 31, 2021 was 0.08%

3M US L - 3 Month LIBOR as of August 31, 2021 was 0.12%

1D US SOFR - 1 Day SOFR as of August 31, 2021 was 0.01%

1Y US TI -  1 Year US Treasury Bill as of August 31, 2021 was 0.05%

5Y US TI -  5 Year US Treasury Index as of August 31, 2021 was 0.77%

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,352,241, which represents approximately 4.24% of net assets as of August 31, 2021.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Investment purchased on a delayed delivery basis.
(5)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(6)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2021	Fund Delivering	U.S. $ Value at August 31, 2021	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	09/30/21	USD	83,784	GBP	82,360	$1,424
J.P. Morgan Chase & Co.	09/10/21	EUR	543,228	USD	542,505	723
J.P. Morgan Chase & Co.	09/10/21	JPY	70,002	USD	69,911	91
J.P. Morgan Chase & Co.	09/16/21	JPY	318,994	USD	317,580	1,414
J.P. Morgan Chase & Co.	09/30/21	USD	106,045	EUR	104,558	1,487
						$5,139

Citigroup Global Markets	09/16/21	AUD	146,323	USD	146,923	$(600)
Goldman Sachs & Co.	09/10/21	JPY	157,988	USD	159,491	(1,503)
J.P. Morgan Chase & Co.	09/10/21	AUD	153,633	USD	155,399	(1,766)
J.P. Morgan Chase & Co.	09/10/21	EUR	82,665	USD	83,253	(588)
						$(4,457)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/(Depreciation)
US 10 Yr T-Note Future	Short	(83)	USD	12/21/21	$(11,076,609)	$10,709
						$10,709

Euro-Bund Future	Short	(6)	EUR	9/08/21	(1,052,700)	$(28,615)
US Ultra Bond Future	Long	1	USD	12/21/21	197,281	(1,316)
						$(29,931)

*** The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2021	Notional Amount***(2)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Markit CDX EM S35 5Y ICE(3)	Intercontinental Exchange	1.000%	USD	06/20/2026	1.520%	6,050,000	$144,033	$(196,738)	$(52,705)
Markit CDX IG S36 5Y ICE(4)	Intercontinental Exchange	1.000%	USD	06/20/2026	0.462%	1,875,000	(47,546)	42,634	(4,912)
							$96,487	$(154,104)	$(57,617)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (CENTRALLY CLEARED)(5)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2021	Notional Amount***(2)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Markit CDX HY S36 ICE(6)	Intercontinental Exchange	5.000%	USD	06/20/2026	2.757%	1,150,000	$112,818	$(111,838)	$980
							$112,818	$(111,838)	$980

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on an index of 14 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and North Africa, and Asia.
(4)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.
(5)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(6)	Based on an index of 100 North American, non-investment grade entities that trade in the CDS market.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments

August 31, 2021 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 100.14%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	925,186	$9,196,347	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,098,750	9,877,764	(1)(2)
				19,074,111

TOTAL OPEN-END FUNDS				19,074,111
(Cost $16,045,141)

SHORT TERM INVESTMENTS - 0.06%
Money Market Fund - 0.06%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.03%	12,512	12,515

TOTAL SHORT TERM INVESTMENTS				12,515
(Cost $12,515)

Total Investments - 100.20%				19,086,626
(Cost $16,057,656)
Liabilities in Excess of Other Assets - (0.20)%				(39,013)

Net Assets - 100.00%				$19,047,613

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
EUR	-	Euro
COP	-	Colombian Peso
CZK	-	Czech Republic Koruna
RUB	-	Russian Ruble
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2021	Fund Delivering	U.S. $ Value at August 31, 2021	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	09/30/21	RUB	93,344	USD	91,926	$1,418
Citigroup Global Markets	10/06/21	CZK	90,163	USD	89,016	1,147
J.P. Morgan Chase & Co.	09/02/21	BRL	95,150	USD	94,448	702
J.P. Morgan Chase & Co.	10/04/21	BRL	94,722	USD	93,430	1,292
J.P. Morgan Chase & Co.	10/08/21	COP	87,948	USD	85,571	2,377
						$6,936

J.P. Morgan Chase & Co.	10/15/21	USD	56,114	EUR	56,725	$(611)
J.P. Morgan Chase & Co.	09/02/21	USD	93,830	BRL	95,150	$(1,320)
						$(1,931)

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments

August 31, 2021 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of August 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,014,123,609	$–	$1,014,123,609
Corporate Bonds	–	395,756,500	–	395,756,500
Credit Linked Notes	–	–	7,656,637	7,656,637
Short Term Investments	30,254,453	–	–	30,254,453
Total	$30,254,453	$1,409,880,109	$7,656,637	$1,447,791,199

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$673,979	$–	$673,979
Liabilities
Forward Foreign Currency Contracts	–	(109,474)	–	(109,474)
Total	$–	$564,505	$–	$564,505

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds
Exploration & Production	$–	$12,661,912	$–	$12,661,912
Other	–	88,895,302	–	88,895,302
Bank Loans	–	1,658,131	–	1,658,131
Common/Preferred Stocks	254	–	40	294
Short Term Investments	1,512,681	–	–	1,512,681
Total	$1,512,935	$103,215,345	$40	$104,728,320

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$135,144,592	$–	$135,144,592
Corporate Bonds	–	9,816,001	–	9,816,001
Short Term Investments	5,468,779	–	–	5,468,779
Total	$5,468,779	$144,960,593	$–	$150,429,372

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$255,866	$–	$255,866
Liabilities
Forward Foreign Currency Contracts	–	(207,129)	–	(207,129)
Total	$–	$48,737	$–	$48,737

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$6,582,433	$–	$6,582,433
Short Term Investments	236,403	–	–	236,403
Total	$236,403	$6,582,433	$–	$6,818,836

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$20,018,177	$–	$–	$20,018,177
Asset Backed/Commercial Mortgage Backed Securities	–	684,696	–	684,696
Corporate Bonds	–	4,784,706	–	4,784,706
U.S. Government Agency Mortgage Backed Securities	–	2,596,680	–	2,596,680
U.S. Treasury Bonds/Notes	–	1,858,112	–	1,858,112
Short Term Investments	1,650,638	–	–	1,650,638
Total	$21,668,815	$9,924,194	$–	$31,593,009

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$5,139	$–	$5,139
Future Contracts	10,709	–	–	10,709
Credit Default Swap Contracts	–	980	–	980
Liabilities
Forward Foreign Currency Contracts	–	(4,457)	–	(4,457)
Credit Default Swap Contracts	–	(57,617)	–	(57,617)
Future Contracts	(29,933)	–	–	(29,933)
Total	$(19,224)	$(55,955)	$–	$(75,179)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$19,074,111	$–	$–	$19,074,111
Short Term Investments	12,515	–	–	12,515
Total	$19,086,626	$–	$–	$19,086,626

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$6,936	$–	$6,936
Liabilities
Forward Foreign Currency Contracts	–	(1,931)	–	(1,931)
Total	$–	$5,005	$–	$5,005

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Stone Harbor Emerging Markets Debt Fund

Asset Type	Balance as of May 31, 2021	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of August 31, 2021	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at August 31, 2021
Credit Linked Notes	$8,326,868	$43,132	$-	$(5,862)	$10,020	$-	$(717,521)	$-	$-	$7,656,637	$10,020
	$8,326,868	$43,132	$-	$(5,862)	$10,020	$-	$(717,521)	$-	$-	$7,656,637	$10,020

Stone Harbor High Yield Bond Fund

Asset Type	Balance as of May 31, 2021	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of August 31, 2021	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at August 31, 2021
Corporate Bonds	$40	$3,775	$-	$(423,604)	$419,829	$-	$(40)	$-	$-	$-	$-
Common/Preferred Stocks	-	-	-	-	-	40	-	-	-	40	-
	$40	$3,775	$-	$(423,604)	$419,828	$40	$(40)	$-	$-	$40	$-

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. For the period ended August 31, 2021, the Funds did not borrow under the Credit Agreement. Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on April 29, 2022.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund's investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

CORONAVIRUS (COVID 19) PANDEMIC: An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The ongoing effects of the outbreak in developing or emerging market countries with less established health care systems and supply chains may be greater due to slower COVID-19 vaccine distribution and potential new outbreaks of the disease. The COVID-19 pandemic has resulted in, and may continue to result in, travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and increased market uncertainty. This could prolong or reignite a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in the Funds.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended August 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds’ ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended August 31, 2021, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished..

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended August 31, 2021, in accordance with their investment objectives. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended August 31, 2021. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended August 31, 2021, for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

4. Affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended August 31, 2021, were as follows:

Stone Harbor Strategic Income Fund

Security Name	Market Value as of May 31, 2021	Purchases	Sales	Change in Unrealized Gain/(Loss)	Realized Gain/Loss	Share Balance as of August 31, 2021	Dividends
Stone Harbor Emerging Markets Corporate Debt Fund	$1,599,911	$22,485	$-	$10,499	$-	175,392	$22,485
Stone Harbor Emerging Markets Debt Fund	7,041,069	78,871	-	86,924	-	725,037	78,871
Stone Harbor High Yield Bond Fund	8,694,885	96,135	-	86,518	-	1,079,992	96,135
Stone Harbor Local Markets Fund	2,311,117	-	-	(10,237)	-	255,938	-
	$19,646,982			$173,704	$-	2,236,359	$197,491

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Market Value as of May 31, 2021	Purchases	Sales	Change in Unrealized Gain/(Loss)	Realized Gain/Loss	Share Balance as of August 31, 2021	Dividends
Stone Harbor Emerging Markets Debt Fund	$8,871,942	$238,504	$(24,038)	$110,089	$(150)	925,186	$100,795
Stone Harbor Local Markets Fund	9,794,152	154,048	(26,892)	(42,897)	(647)	1,098,750	-
	$18,666,094			$67,192	$(797)	2,023,936	$100,795